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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                 --------------
                                    FORM 8-K
                                 --------------

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 15, 1998



                                  CONCAP, INC.
                (Exact name of Company specified in its charter)



            TEXAS                      0-17597                 76-0252296
(State or other jurisdiction of      (Commission              (IRS Employer
incorporation or organization)       File Number)           Identification No.)




                             3700 CRESTWOOD PARKWAY
                                   SUITE 1000
                                 DULUTH, GEORGIA                   30096
                    (Address of principal executive offices)    (Zip Code)




                                 (770) 638-1019
              (Registrant's telephone number, including area code)






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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On November 15, 1998, the Registrant acquired a one hundred percent (100%) membership interest in Troxtel Holding Company, LLC d/b/a/ Temporary Help Connection ("THC"), a Michigan company, in exchange for 1,250,000 shares of the Registrant's common stock, par value $.001 per share. In addition, the Registrant agreed to provide to THC receivable financing of up to 75% for approved accounts. THC is engaged in the business of light industrial temporary staffing.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of CONCAP, Inc.

         Financial statements of the Registrant prepared in accordance with Regulation S-X and required to be filed pursuant to this section are not available at this time. Such financial statements will be filed by the Registrant as soon as practicable by an amended Current Report on Form 8-K which will be filed within 60 days after the filing of this Current Report on Form 8-K.

(b)      Pro Forma Financial Information.

         The pro forma financial statements of the Registrant required to be filed pursuant to this section are not available at this time. Such pro forma financial information will be filed by the Registrant as soon as practicable by an amended Current Report on Form 8-K which will be filed within 60 days after the filing of this Current Report on Form 8-K.

(c)      The following exhibits are filed herewith:

Exhibit
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                                                                             Page No.
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
2.1*              Purchase Agreement dated November 15, 1998 between the         4
                  Registrant and Troxtel Holding Company, LLC

* To be filed by Amendment


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CONCAP, INC.



                                    /s/ Scott Schuster
                                    --------------------------------------------
                                    SCOTT SCHUSTER
                                    Chief Executive Officer



Date:  November 30, 1998








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